UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/18/2005

DRUGSTORE.COM, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-26137

DE	043416255
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

411 108th Ave NE
Suite 1400
Bellevue, WA 98004
(Address of principal executive offices, including zip code)

(425) 372-3200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

The securities class action lawsuit brought against drugstore.com, inc. (the "Company") in the Western District of Washington has been dismissed with prejudice. As previously detailed in the Company's SEC filings, this lawsuit alleged violations of federal securities laws and was a consolidation of the several putative class action lawsuits filed against the Company and certain of its present and former officers and directors on and after June 25, 2004. In an opinion dated October 19, 2005, the Court granted the Company's motion to dismiss. On November 16, the parties signed and submitted a stipulation of dismissal, which was entered by the Court on November 18, 2005.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRUGSTORE.COM, INC.

Date: November 18, 2005	By:	/s/ Robert A. Barton
Robert A. Barton
Vice President, Chief Financial Officer and Treasurer